SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2003

PLANVISTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-13772	13-3787901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

4010 BOY SCOUT BOULEVARD, TAMPA, FLORIDA	33607

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 353-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

Plan Vista Corporation and Plan Vista Solutions have resolved their litigation with Trewit, Inc. and Harrington Benefit Services, Inc. without payment by PlanVista Corporation or PlanVista Solutions, and the parties have signed mutual releases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANVISTA CORPORATION

Date: February 11, 2003	By:	/s/ Phillip S. Dingle
Phillip S. Dingle,
Chairman and Chief Executive Officer